UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NOV Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOV INC. ATTN: LEGAL DEPT 10353 RICHMOND AVENUE HOUSTON, TX 77042 Your Vote Counts! NOV INC. 2026 Annual Meeting Vote by May 19, 2026 11 :59 PM ET. For shares held in a Plan, vote by May 15, 2026 11 :59 PM ET. You invested in NOV INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 06, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number NOV Inc. Vote in Person at the Meeting* May 20, 2026 10:00 AM CDT 10353 Richmond Avenue Houston, TX 77042 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . To elect nine nominees as directors of the Company for a term of one year. Nominees: 1 a. Jose A. Bayardo 1 b. Sanjay K. Chowbey 1 C. Marcela E. Donadio 1 d. David D. Harrison 1 e. Christian S. Kendall 1f. Patricia Martinez 1 g. Patricia B. Melcher 1 h. William R. Thomas 1 i. Robert S. Welborn 2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for 2026. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends $ For $ For $ For $ For $ For $ For $ For $ For $ For $ For $ For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.